The McGraw-Hill Companies

CME Group

Strategic Joint Venture Between McGraw-Hill and CME Group

Investor Presentation

November 4, 2011

Donald S. Rubin
Senior Vice President, Investor Relations
The McGraw-Hill Companies

John Peschier
Managing Director, Investor Relations
CME Group

Forward-Looking Statements

Statements in this presentation that are not historical facts are forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statements. These statements include, but are not limited to, the benefits of the transaction involving The McGraw-Hill Companies and CME Group, including future financial and operating results, the joint venture's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based on current beliefs, expectations, forecasts, and assumptions of The McGraw-Hill Companies and CME Group's management which are subject to risks and uncertainties which could cause actual outcomes and results to differ materially from these statements. Other risks and uncertainties relating to the proposed transaction include, but are not limited to the satisfaction of conditions to closing, including receipt of antitrust, regulatory and other approvals; the proposed transaction may not be consummated on the proposed terms and schedule; uncertainty of the expected financial performance of the joint venture following completion of the proposed transaction; The McGraw-Hill Companies and CME Group may not be able to achieve the expected cost savings, synergies and other strategic benefits as a result of the proposed transaction or may take longer to achieve the cost savings, synergies and benefits than expected; general industry and market conditions; general domestic and internal economic conditions; the strength of the equity and debts markets; and governmental laws and regulations affecting domestic and foreign operations. The McGraw-Hill Companies and CME Group undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information regarding other related risks, see Item 1A of McGraw-Hill's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and Item 1A of CME Group's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and any updates provided in their most recent Quarterly Reports on Form 10-Q. Copies of said 10-Ks and 10-Qs are available online at http://www.sec.gov or on request from the applicable company. You should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except for any obligation to disclose material information under the Federal securities laws, The McGraw-Hill Companies and CME Group undertake no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this presentation.

Harold McGraw III
Chairman, President and CEO
The McGraw-Hill Companies

Craig Donohue
CEO
CME Group

New Strategic Partnership Creates Significant Value

The McGraw·Hill Companies / S&P INDICES

- McGraw-Hill Markets* is a leading **content and analytics** provider to financial and commodities markets
- S&P Indices is a global leader in index creation and innovation calculating over 700,000 indices covering all major markets
  - Strong institutional relationships
- The S&P indices are among the most recognized and heavily traded indices in the world including: the S&P 500, the S&P/Case-Shiller Index and the S&P GSCI

CME Group / Dow Jones Indexes (A CME Group Company) / DOW JONES

- CME Group is the world's leading and most diverse **derivatives marketplace**
- The marquee Dow Jones Industrial Average and other Dow Jones Indexes brands are well known globally
  - Strong retail recognition
- Dow Jones Indexes (owned 90% by CME Group, 10% by Dow Jones) is a leading global provider of index products, including 130,000 indices

Creates Significant Value for All Stakeholders

- Creates a **leading index provider** well-positioned to serve **global institutional and retail customers**
- Delivers **significant value** to parent companies and customers
- Leverages parent companies' unique and **complementary strengths**
- Establishes an enhanced platform for **growth and innovation opportunities**
- Presents an **attractive financial profile** with improved efficiency and strong free cash flow

* Working name for the McGraw-Hill Companies following the tax-free spin-off of McGraw-Hill Education

Key Transaction Terms

Overview and Structure	■ Joint Venture between McGraw-Hill, CME Group, and Dow Jones ■ McGraw-Hill will contribute its S&P Indices business ■ The CME Group / Dow Jones joint venture will contribute Dow Jones Indexes ■ Joint Venture transaction is tax-free ■ McGraw-Hill will acquire Credit Market Analysis (CMA) from CME Group
Ownership	■ McGraw-Hill: 73.0% ■ CME Group 24.4% / Dow Jones 2.6%
Commercial Terms	■ S&P Indices will enjoy revenue diversification stemming from a change in fee structure (from a fee per trade to a share of CME Group equity complex profits) and receive improved license terms ■ CME Group will have a long term, ownership-linked, exclusive license to list futures and options on futures based on S&P Indices
Governance / Organization	■ The JV will be consolidated into McGraw-Hill's financials ■ Alexander Matturri, Executive Managing Director of S&P Indices, will be named CEO ■ 7-member board with 5 directors to be designated by McGraw-Hill, 2 by CME Group
Timing	■ Transaction expected to close in the first half of next year, subject to regulatory approval
Approvals	■ McGraw Hill and CME Group Boards of Directors have approved the transaction ■ No shareholder votes required ■ Closing contingent upon regulatory approvals

Delivers Significant Value to Parent Companies and Customers

Attractive Financial Returns	■ Immediately accretive to McGraw-Hill post-close ■ Break-even on an accretion/dilution basis for CME Group in 2012 ■ Positive market fundamentals and complementary strengths accelerate growth ■ Optimized corporate structure drives operating efficiency and margin expansion
Complementary Index Businesses	■ Combines two complementary index brands into one leading global index platform ■ Over five hundred ETFs with more than $380 billion in ETF AUM ■ Over $6 trillion in assets benchmarked against the S&P 500 and the DJIA
Aligned Interests	■ Extends CME Group access to essential S&P Indices IP and provides S&P Indices the best trading platform for monetizing its IP in equity index futures products ■ Profit sharing provides economic incentive to both partners to develop and launch successful new products
Customer Insight	■ Combining CME Group's trading platform with S&P and Dow Jones' index expertise drives innovation and speeds product development ■ Deep customer knowledge enhances ability to design products to meet customer functionality and liquidity needs
Global Reach	■ Already serving customers on 6 continents ■ Partners' exchange relationships and the CME Globex platform provide global distribution and linkage to high growth emerging markets

Leverages Complementary Strengths

The combined capabilities of a global leader in the exchange sector and a top index provider create considerable opportunities for expansion

Strong Presence in Under-Penetrated Asset Classes	■ Further expand index product suite across commodities, fixed income, foreign exchange and credit ■ Use multi-channel sales capabilities to grow assets under management tied to indices and drive trading volume
Value-Added Market Data Business	■ Ability to offer expanded set of OTC market data offerings ■ Expansion of analytical capabilities will support both custom index business and other opportunities
Global Expansion Through Partner Exchanges	■ Cross-sell and co-brand products and expand market data services to global network of clients and exchange partners ▸ Partner exchanges help to expand distribution of index offerings for trading in local currencies ▸ Index creation and calculation services are attractive for partner exchanges in growing markets – further potential to gain distribution rights for these offerings

Provides a Platform for Growth and Innovation

Relationships With Leading Exchanges Worldwide



CBOE
TMX
GreenX
BOLSA MEXICANA DE VALORES
RTS EXCHANGE
DME
NSE
KRX KOREA EXCHANGE
TOKYO
ASX
MILA
BM&F BOVESPA
S&P INDICES
CME Group

- Global distribution channels and linkage to high growth markets
- Opportunity for additional non-U.S. product development, cross-border trading and new global alliances

Growth in Global ETF AUM



Assets, $bn
1,500
1,200
900
600
300
0
US
Europe
Other
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10

- 2010 Global ETF AUM: $1.3 Trillion
- Europe 2005-2010 CAGR: 39%
- Emerging Markets 2005-2010 CAGR: 37%

Source: BlackRock ETF Landscape Industry Review, January 2011

Presents an Attractive Financial Profile

Attractive Pro Forma Financials[1]	With Upside Potential
Revenues: > $400M	■ **Underlying sector has strong historical growth rates** ▸ Global assets under management in ETFs[2]: +26% ▸ Global exchange futures and options trading volume[3]: +18% ■ **Joint Venture has a robust and diversified revenue model** ▸ *AUM-based fees:* Mutual funds, ETFs, structured products ▸ *Transaction-based fees:* Listed and OTC derivative contracts ▸ *Profit-based fees:* CME Group equity complex ▸ *Subscription-based fees:* Data services and custom indices
Operating Margin: > 50%	■ **Combination offers increased operational efficiencies** ▸ Index production platform ▸ Technology and administrative infrastructure ▸ Data procurement and data distribution ■ **Joint Venture will leverage broader McGraw-Hill Markets platform and CME Group's market and customer insight**

(1) LTM as of 9/30/2011
(2) BlackRock ETF Landscape Industry Review, January 2011, 2005-2010 CAGR
(3) Futures Industry Association Annual Volume Survey, 2010, 2005-2010 CAGR

Roadmap to Completion / Next Steps

- Regulatory filings will be made as soon as possible
- Index businesses will operate separately until transaction closes
- Relationships with other exchanges will remain in place
- Transaction expected to close in the first half of next year, pending regulatory approval

Summary: Creates Significant Value for All Stakeholders

- A leading index provider
- Serving global institutional and retail customers
- Unique and complementary strengths
- Enhanced platform for growth and innovation
- Attractive financial profile

The McGraw-Hill Companies

CME Group

Strategic Joint Venture Between McGraw-Hill and CME Group

Investor Presentation

November 4, 2011

The McGraw-Hill Companies

CME Group

Strategic Joint Venture Between McGraw-Hill and CME Group

Investor Presentation Replay Information

Internet replay available approximately two hours after the end of the call and will remain available for one year

- Go to: www.mcgraw-hill.com/investor_relations or www.cmegroup.com/investor-relations

Telephone replay available through December 5, 2011

- Domestic: 1-800-348-3514
- International: +1-402-220-9676 (long distance charges will apply)

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